UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: August 25, 2005
(Date of earliest event reported)

                       GE Commercial Mortgage Corporation
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             (Exact name of registrant as specified in its charter)

        Delaware                    333-114525-03               02-0666931
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)            Identification No.)

    292 Long Ridge Road
    Stamford, Connecticut                                    06927
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    (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code  (203) 357-4000
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C3. On August 25, 2005, GE Commercial Mortgage Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Midland Loan Services, Inc., as Master Servicer, Midland Loan Services, Inc., as Special Servicer, LaSalle Bank National Association, as Trustee and ABN AMRO Bank N.V., as Fiscal Agent of the GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C3 issued in thirty-two classes. The Class A-1, Class A-2, Class A-3FX, Class A-3FL, Class A-4, Class A-5, Class A-6, Class A-AB, Class A-7A, Class A-7B, Class A-1A, Class A-J, Class X-P, Class B, Class C, Class D and Class E Certificates are being offered by the Prospectus dated August 3, 2005, as supplemented by the Prospectus Supplement dated August 12, 2005.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 4   Pooling and Servicing Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2005

                                       GE COMMERCIAL MORTGAGE CORPORATION

                                       By:     /s/ Daniel Vinson
                                               ---------------------------------
                                       Name:   Daniel Vinson
                                       Title:  Authorized Signatory

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               --------------
4                      Pooling and Servicing Agreement           E